EXHIBIT 99.1
Credit Suisse Energy Summit February 2007

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards. The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as "probable," "possible," P2 or P3 and "non-proved" reserves, reserves "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as "forward-looking" statements within the meaning of the securities laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially.

Goal Create Value by Becoming the Leading North Sea Focused Exploration and Production Company Strategy Hire and equitize an experienced and talented team Build a production foundation to finance exploration, development and to balance risk Create value through exploration Maintain financial strength Constantly reduce execution risk and relentlessly manage portfolio

Norway UK Holland North Sea 21.4 8.9 8 GOM 7.3 Why the North Sea? Large resource potential UK: 16 billion barrels yet to be discovered Norway: 21 billion barrels yet to be discovered Discoveries UK: 57 E&A wells found 732 mmboe in 2005 Norway: 35 exploration wells found 1,200 mmboe during 2005 and 2006 Extensive existing infrastructure Effective recycling of acreage Support of host governments Marketing access to European and world markets Focus on region with opportunities that match our skill set and information advantage Source: EIA, RBS, NPD, BP Statistics, Wood Mackenzie Actual Production (mmboepd) Norway UK Holland North Sea 4.3 3.2 1.2 GOM 2.7 Estimated Undiscovered Reserves (bboe) Holland UK Norway Holland UK Norway 38.3 8.7

Asset Overview Central Graben and Norwegian North Sea Cygus Discovery United Kingdom Netherlands Southern Gas Basin Renee IVRRH Rubie Alba Rochelle Goldeneye Enoch Brage Agat Njord Bittern Columbus Discovery United Kingdom Norway Bacchus

2006 Reserve Summary 9.9 MMBOE 29.6 MMBOE Proved Proved + Probable

Recently Awarded Blocks

Deep Technical Team John Seitz Ronald Bain, Ph.D. Bruce Stover Jim Munns David Griffiths Clint Smith Tord Pedersen Michael Neese Felix Acree Idar Kjorlaug David Rhodes Brady Rogers Robert Fitzpatrick Fiona Goodfellow, Ph.D. Anne Eriksen Debbie Ware David Ellis Tore Granheim Patricia Helen Naylor, Ph.D. David Thomas, Ph.D. Daryoosh Kamalinejad Ridvan Karpuz, Ph.D. Andy Hopkins, Ph.D. Bruce Tunget Odd Senneseth Terje Endresen Sverre Petlund Martin Gundem Bjarne Tveiten Veslemoy Klavenes Nick Terrell Deborah Jones Average experience is over 20 years All permanent employees incentivized by equity ownership Geologists Geophysicists Engineers

Drilling Program 1 Utilizing Rose & Associates probabilistic reserve analysis software; truncated pre-drill gross mean reserves, Enoch actual reserves as of 10/6/06 2 Endeavour has an option to farm-in for 10% working interest post drilling

44/12a Cygnus discovery (44/12-2 logged gas in Leman and Carboniferous sandstones) Basin: Southern Gas Basin Interest: Endeavour 12.5% GdF (op) 25% Tullow 35% E. ON Ruhrgas 27.5% Estimated reserves: FBI 165 bcf Status: Drilled Analogue field: Markham (230 bcf) 44/12-2 2006 I IIa III IV V IIb 44/12-1 44/12-2 Cavendish Hawksley McAdam 44/16-1 Trent Hunter Murdoch Tyne Cygnus Gordon 44/12-1 44/12-2 Leman Sst Carboniferous GWC -11313' NNW SSE Schematic cross section

UKCS 16/13a & NCS 15/5g Enoch Field Enoch Field Structure Basin: Central Graben Interest: Endeavour 8% Interest: Talisman (op) 25.2% Interest: 8 other companies with remaining interest Reserves: 13.5 mmboe Status: Drilled - production expected March 2007 Analogue field: West Brae/Sedgewick 500m Top Sele/Flugga Top Heimdal WSW ENE Top Chalk 16/13a-3 16/13a-4 2500 ms 2000 ms Enoch Field

23/16f Columbus discovery (stratigraphic pinchout with DHI downdip from Magellan Prospect) 0 2 km 0 2 km Magellan High Far offset CI at 0-40ms below Top Forties Basin: Central Graben Interest: Endeavour 25% Interest: Serica (op) 25% Interest: EOG 25% Interest: BG 25% Estimated reserves: 151.2 bcfe Status: Tested and flowed 17.5 mmcfpd and 1,060 bblpd condensate (Dec 06) Analogue field: Everest (1.2 tcf) Everest Monan Fiddich Montrose Arbroath Howe Mungo 7/7-2 Columbus 23/16a-2 Britoil 1988 P & A Calculated column in Forties and Andrew sandstones Columbus NE SW Far offset coloured inversion Red = low impedance Columbus Depth of Anomaly 23/16a-2 23/16f-11 Columbus Discovery

Howgate Howgate prospect FAULT PLANE Base Cretaceous depth W E 9/4-1 9/4a-2A BCU HOWGATE (9/4a-3) 9/4a Howgate (seismically-defined stratigraphic trap updip of well with shows) Basin: Viking Graben Interest: Apache (op) 90% Endeavour 10% (option) Reservoir: Upper Jurassic submarine fan Mean targeted reserves: 68 mmboe Spud: Dec 2006 Analogue field: Central Brae (70 mmboe)

30/23b Balgownie (inverted rim syncline) Basin: Central Graben Interest: Endeavour (op) 60% Interest: Svenska 25% Interest: Reach 15% Reservoir: Fulmar sand Mean targeted reserves: 58 mmboe Est. spud: Q2 2007 Analogue field: Janice (70mmbl) NE SW BCU ROT Fulmar Acquisition completed Aug. 2006

Endeavour

48/1a Emu (large horst block with shows in adjacent wells)



Emu
Ravenspurn
Cleeton
Johnston
Neptune
Minerva
Babbage
Apollo
Hyde
Hoton
Mercury
West Sole
Newsham

Basin: Southern North Sea
Interest: Endeavour 30%
CalEnergy (op) 55%
Hunt 15%
Reservoir: Leman sandstone
Mean targeted reserves: 228 bcf
Est. spud: 2007
Analogue field: Johnston (195 bcf)



Top Leman Depth m
2 km

48/1a-3 Amerada 1998 P&A Gas shows Leman Sst 10307-10660ft TVDSS

48/1-2a Amerada 1993 Suspended with gas shows in Carboniferous. Leman Sst 10562-10867ft TVDSS. Low gas saturations calculated in (Westphalian A) Carboniferous sandstones.



line 238 – PSDM
Proposed 48/1a-D well location
Keuper
DEPTH
Bunter Sandstone
Bunter Shale
Top Zechstein
Top Rotliegend
Emu

15

Inner Moray Firth (tilted fault blocks) Basin: Inner Moray Firth Interest: Endeavour (op) 33.3% Reservoir: Mid Jurassic Beatrice sandstones Upper Jurassic Volgian sandstones Triassic Lossiehead sandstone Mean targeted reserves: 690 bcf (multiple prospects) Est. spud: 2008 Analogue (structural) field: Beatrice (173 mmboe) 12/26a-3 12/26a-2 12/26a-4 12/27-3 12/27-2 12/27-1 12/26a-1 18/1a 18/2a 12/26b 17/5b Beatrice field 5 km 11/30b-6 12/27 Carne Delgany Southerndown Wenvoe Cruit Delgany Cruit Carne Line 1 Line 1 Cruit Carne Line 2 Line 2 Tested 9.5 mmcfpd

35/3 Agat (two gas discoveries - each 20 to 25 mmcfpd) AGAT W E Well 2 Well 36/1-2 Well 4 Base Agat Base Agat Basin: Northern North Sea Interest: Endeavour 49% Interest: RWE (op) 51% Reservoir: Agat Formation Mean targeted reserves: 477 bcf (discovered + prospective) Est. spud: 2008 Analogue field: Gjoa PEON AGAT Gjoa 35/3-1 35/3-2 35/3-4 35/3-6

Growth in Key Metrics Brage Njord Alba Bittern Enoch Goldeneye IVRRH Renee Rubie 2004 249 2005 2071 2006E 2790 2007E PF 989 587 1145 939 862 3448 587 39 503 Production Growth (Average boepd) Rubie Renee IVRRH Goldeneye Enoch Bittern Alba Blocks under lease 2004 0 2005 18 2006 62 2007 71 Drilling prospects 2004 0 2005 4 2006 12 2007 15 Blocks Under Lease Drillable Prospects People Producing Fields People 2004 8 2005 20 2006 62 2007 64 Producing fields 2004 0 2005 2 2006 10 2007 10 Future Growth Potential Cygnus discovery Columbus discovery Rochelle development Exploration drilling Acquisitions Njord Brage 2P Reserve Growth (Mmboe) 2004 2005 2006 East 7.4 6.3 29.6

Hedge Position Hedges Strip Hedges Strip bcf Pence per therm Dollars per barrel mmbbls 2007 2008 2009 2010 2011 Gas (as of Jan. 22, 07) Oil (as of Jan. 22, 07) 2007 2008 2009 2010 2011 Volume Volume

Capitalization structure summary In US$ million Shares Outstanding (millions) Shares Outstanding (millions) Shares Outstanding (millions) Shares Outstanding (millions) Shares Outstanding (millions) Shares Outstanding (millions) Basic shares 122 Fully diluted shares1 188 1 Includes 16 million shares underlying convertible debt with a conversion price of $5.02 and 50 million shares underlying convertible preferred with a conversion price of $2.50. PF total debt/cap = 53% PF net debt / cap = 50%

Guidance

Endeavour today 64 talented and experienced FTE employees (Houston, London, Oslo, Aberdeen) Acreage Accumulated UKCS - 28 licenses (41 blocks) - ^ 1.1 million acres Norway - 15 licenses ^ 936,000 acres Ireland - 1 license ^ 188,539 acres Attractive exploration portfolio Qualified as operator in Norway and the UK Reserves of 30 mmboe (2P) as of 12/31/2006 Current production approximately 10,000 boepd Rig commitments into 2008

Why Endeavour Talented / experienced team with significant equity ownership Extensive, high quality database that provides information advantage Growing exploration inventory, production and cash flow Sustainable / maturing exploration program Rig commitments that assure program execution Only pure-play North Sea focused exploration and production company